SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Vertical Capital Income Fund

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

_______________________________________________________________________________

2)	Aggregate number of securities to which transaction applies:

_______________________________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

_______________________________________________________________________________

4)	Proposed maximum aggregate value of transaction:

_______________________________________________________________________________

5)	Total fee paid:

_______________________________________________________________________________

☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

_______________________________________________________________________________

2)	Form, Schedule or Registration Statement No.:

_______________________________________________________________________________

3)	Filing Party:

_______________________________________________________________________________

4)	Date Filed:

_______________________________________________________________________________

Your action is required. Please vote today.

Dear Shareholder:

The enclosed Proxy Statement contains information about a proposal to re-elect Mr. T. Neil Bathon to the Fund's Board of Trustees (the "Board") at the Fund's annual meeting to be held on August 27, 2021.

Shareholders are being asked to re-elect Mr. Bathon because of the Fund's conversion to a closed-end exchange-traded fund. Initially, the Fund's trustees were elected to indefinite terms, however upon the Fund listing its shares on the New York Stock Exchange in 2019, the Fund is required to hold an annual meeting, where shareholders will annually elect trustees to the Fund's Board. The Fund has elected to divide its trustees into three classes for the purpose of trustee elections, which allows shareholders to elect at least one trustee per year.

We ask that you vote in favor of the proposal to re-elect Mr. Bathon to the Fund's Board.

Sincerely,

Stanton P. Eigenbrodt

Secretary

Vertical Capital Income Fund

YOUR VOTE IS IMPORTANT

The enclosed Proxy Statement describes the voting process for shareholders. Shareholders will be asked to vote on the proposal at an annual shareholder meeting to take place on August 27, 2021, to be held at 41 S. High St., 17th Floor, Columbus, Ohio 43215, at 10:00 a.m., Eastern Time. While you are welcome to attend the meeting in person, voting today by proxy will save the Fund the cost of future mailings and other communications to solicit shareholder votes. We encourage you to read the enclosed Proxy Statement for more information and we thank you for voting today. If coronavirus related safety considerations remain at the time of the meeting, the meeting may be held electronically.

Vertical Capital Income Fund

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held August 27, 2021

Dear Shareholders:

The Board of Trustees of Vertical Capital Income Fund (the "Fund"), an exchange-traded closed-end fund organized as a Delaware statutory trust, has called its annual meeting of the shareholders of the Fund to be held at 41 S. High St., 17th Floor, Columbus, Ohio 43215, on August 27, 2021, at 10:00 a.m., Eastern Time. However, if coronavirus related safety considerations remain at the time of the meeting, the meeting may be held electronically. The meeting is being held for the following purposes:

1.	To re-elect T. Neil Bathon as a Trustee of the Fund.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on July 16, 2021, are entitled to notice, and to vote at, the meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on August 27, 2021.

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot are available at www.proxyvote.com.

By Order of the Board of Trustees

Stanton P. Eigenbrodt, Secretary

July 26, 2021

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person. If coronavirus related safety considerations remain at the time of the meeting, the meeting may be held electronically.

QUESTIONS AND ANSWERS

This is a brief overview of the matters on which Vertical Capital Income Fund shareholders will be asked to vote at the shareholder meeting to be held on August 27, 2021, (the "Meeting") called by Fund's board of trustees (the "Board" or "Trustees").

Q: What is the Proposal?

The proposal is the re-election of T. Neil Bathon as a trustee of the Fund. Mr. Bathon was initially elected to the Board of Trustees to serve an indefinite term. However, in 2019 the Fund converted from a closed-end, interval fund to a closed-end exchange-traded fund. The Fund's shares are listed on the NYSE and the trustees are divided in three separate classes for the purposes of trustee elections. Each class of trustees will be voted on once every three years, with Mr. Bathon's class being the third class.

Q: How does the Board recommend that I vote?

After careful consideration, the Board recommends that you vote FOR the proposal.

Q: Whom should I call if I have questions?

If you have questions about the proposal described in the Proxy Statement or about voting procedures, please call the Fund's toll-free phone number 1-866-277-8243.

Vertical Capital Income Fund

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

PROXY STATEMENT

_______________________

ANNUAL MEETING OF SHAREHOLDERS

To Be Held August 27, 2021

______________________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees") of Vertical Capital Income Fund (the "Fund") on behalf of the Fund, for use at the annual meeting of shareholders of the Fund (the "Meeting") to be held at 41 S. High St., 17th Floor, Columbus, Ohio 43215, on August 27, 2021, at 10:00 a.m., Eastern Time, and at any and all adjournments thereof. However, if coronavirus related safety considerations remain at the time of the meeting, the meeting may be held electronically. The Notice of Meeting, Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about July 26, 2021.

The Meeting has been called by the Board for the following purposes:

1.	To re-elect T. Neil Bathon as a Trustee of the Fund.

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on July 16, 2021, (the "Record Date") are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund's most recent annual report and semi-annual report, including financial statements and schedules, are available at no charge by sending a written request to the Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or by calling 1-866-277-8243.

1

PROPOSAL 1: To re-elect T. NEIL BATHON as A Trustee of the Fund

Background

In this proposal, shareholders of the Fund are being asked to re-elect T. Neil Bathon as a Trustee of the Fund. Mr. Bathon and the other Trustees were each elected by shareholders and agreed to serve for an indefinite term or the term specified in their respective class. In 2019 the Fund converted from a closed-end interval fund to a closed-end exchange-traded fund. The Fund's shares are listed on the NYSE and its Trustees are divided into three classifications for the purposes of Trustee elections. Each year shareholders will be asked to elect or re-elect a Trustee or Trustees, at the Fund's annual meeting of shareholders.

Information about T. Neil Bathon

Below is information about Mr. Bathon and the attributes that qualify him to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions.

Mr. Bathon is qualified to serve as a Trustee to the Fund because of his extensive business experience in the financial services industry. Mr. Bathon has over 20 years of business experience in the financial services industry including executive positions with financial, research and consulting firms. Mr. Bathon also holds a Masters of Business Administration degree from DePaul University and a Bachelors of Business Administration degree from Marquette University. Mr. Bathon also served as a member of another investment company board outside of the Fund and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to the Fund.

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During past Five Years
T. Neil Bathon 60	Trustee since August 2011, Class III Board member until 2021 annual shareholder meeting. If re-elected, will serve as Class III Board member until 2024 annual shareholder meeting.	Managing Partner, FUSE Research Network, LLC (investment management and fund management consultancy firm), Aug. 2008 to present; Managing Director, PMR Associates LLC (financial consultancy firm), July 2006 to Present.	1	None

*Fund complex means the Fund.

2

The Board of Trustees of the Fund recommends that shareholders of the Fund vote "FOR" the Re-Election of Mr. Bathon.

ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND OFFICERS

Trustee and Officer Ownership

The following table indicates the dollar range of equity securities that any Trustee or officer beneficially owned in the Fund as of July 16, 2021, based upon the most-recent net asset value (June 30, 2021) of Fund shares.

Name of Trustee, Nominee Trustee, or Officer	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies ***
Robert J. Boulware*	Over $100,000	Over $100,000
Mark J. Schlafly	None	None
T. Neil Bathon	None	None
Jack L. Macdowell, Jr.	None	None
Michael D. Cohen**	$50,001 to $100,000	$50,001 to $100,000
Stanton Eigenbrodt	None	None
Destiny Poninski	None	None
Emile Molineaux	None	None

* Based upon voting and investment powers.

** Deemed to be an indirect beneficial owner (voting and investment powers) of Fund shares through his spouse's trust.

*** Family of Investment Companies means the Fund.

Trustee Compensation

Each Trustee who is not affiliated with the Fund or its investment adviser receives a quarterly retainer fee of $5,000, regular quarterly per-meeting fee of $2,500, and a special meeting fee of $1,000. The Lead Independent Trustee receives an additional yearly fee of $10,000. All Trustees receive reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers receive compensation from the Fund.

The table below details the amount of compensation the Trustees were paid from the Fund during the fiscal year ended September 30, 2020. The Fund does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Paid to Trustees
Robert J. Boulware	$43,500	None	None	$43,500
Mark J. Schlafly	$33,500	None	None	$33,500
T. Neil Bathon	$33,500	None	None	$33,500
Jack L. Macdowell, Jr.	$0	None	None	$0

3

Board Leadership Structure

The Fund is led by Mr. Boulware as Chairman of the Board. Mr. Boulware is considered a non-interested person Trustee because he is not an affiliated person of the Fund or Oakline Advisors, LLC, the investment adviser to the Fund ("Adviser"). The Trustees elected Mr. Boulware as Chairman effective January 8, 2021, to replace Robert Chapman the former Chairman who retired from the Board effective January 8, 2021. The Board of Trustees is presently comprised of Mr. Boulware and three other Independent Trustees. The Independent Trustees have also selected Robert J. Boulware as the Lead Independent Trustee. Under the Fund's Agreement and Declaration of Trust and By-Laws, the Chairman and President are responsible, generally, for (a) presiding at Board and shareholder meetings, (b) calling special meetings on an as-needed basis, and, more generally, in-practice (c) execution and administration of Fund policies including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. The Fund believes it best to have more than a single leader so as to be seen by shareholders, business partners and other stakeholders as providing strong leadership through a depth of leadership. The Fund believes that its Chairman, Lead Independent Trustee, Audit Committee Chair and President, together with the Audit Committee, Nominating Committee, Special Committee, and the full Board of Trustees, provide effective leadership that is in the best interests of the Fund and shareholders because of the Board's collective business acumen and understanding of the regulatory framework under which investment companies must operate. The Fund does not require Trustees to attend the annual meeting of shareholders and none attended the 2020 meeting.

Robert J. Boulware has over 20 years of business experience in the financial services industry including executive positions with ING Funds Distributor, LLC, Bank of America and Wesav Financial Corporation. Mr. Boulware also holds a Bachelor of Science degree in Business Administration from Northern Arizona University. Mr. Boulware serves as a member of three other investment company boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to a multiple-fund mutual fund complex as well as through his years of service to the Fund. The Board has determined that Mr. Boulware's service on more than three public company audit committees does not impair his ability to effectively serve on the Fund's Board of Trustees' Audit Committee.

Mark J. Schlafly has over 20 years of business experience in the financial services industry with a focus on brokerage firms including A.G. Edwards, Financial Securities Corporation, and LPL Financial Corporation. Mr. Schlafly also has significant experience in the asset management business through his roles as an executive with registered investment advisers. Mr. Schlafly also holds a Bachelor of Science degree in Finance from Saint Louis University. Mr. Schlafly possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to the Fund.

Jack L. Macdowell, Jr. is qualified to serve as a Trustee to the Fund because of his extensive business experience in the financial services industry. Mr. Macdowell has over a decade of business experience in the financial services industry with a focus on investment advisory and private fund management with a specialty in mortgage investments, mortgage-backed securities, and mortgage funds. He also holds the Chartered Financial Analyst (CFA) designation. Mr. Macdowell also holds a Bachelor's degree in Finance from the University of Texas.

4

The Fund does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Following is a list of the current Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Other Independent Trustees

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Robert J. Boulware 65	Trustee since August 2011, Class I Board member until 2022 annual shareholder meeting.	Trustee, Brighthouse Funds Trust I, March 2008 to present; Trustee, Brighthouse Funds Trust II , April 2012 to present; Managing Director, Pilgrim Funds, LLC (private equity fund), Aug. 2006 to June 2020.	1	Trustee, Brighthouse Funds Trust I (45 portfolios), March 2008 to present; Trustee, Brighthouse Funds Trust II (29 portfolios), April 2012 to present; Director, SharesPost 100 Fund, March 2013 to present; Gainsco Inc. (auto insurance) May 2005 to Dec. 2020; Mid-Con Energy Partners, LP, June 2020 to Jan. 2021.
Jack L. Macdowell, Jr. 47	Trustee since August 2020, Class II Board member until 2023 annual shareholder meeting.	Chief Investment Officer, The Palisades Group, LLC (investment adviser), Sept. 2012 to present.	1	None
Mark J. Schlafly 60	Trustee since August 2011, Class II Board member until 2023 annual shareholder meeting	Adjunct Professor/Career Advisor, Olin School of Business, Washington University, August 2011 to present; Executive Vice President , Waddell & Reed, Inc. (financial services firm), June 2016 to Aug 2017; Managing Director, Russell Investments, June 2013 to Dec. 2014.	1	None

* The term "Fund Complex" refers to the Vertical Capital Income Fund.

5

Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael D. Cohen 47	President, since July 2015	Chief Executive Officer Stratera Holdings, LLC, (financial services holding company), a position held since Oct. 2016; President of Stratera Holdings, LLC, a position held since April 2015; Executive Vice President, Stratera Holdings, LLC, Jan. 2013 to Apr. 2015. Chief Executive Officer Stratera Services, LLC, a position held since Oct. 2016; President of Stratera Services, LLC, Apr. 2015 to present; Executive Vice President, of Stratera Services, LLC Jan. 2011 to Apr. 2015. Executive Vice President of Pathway Capital Opportunity Fund Management, LLC, Aug. 2014 to present. Executive Vice President, Pathway Capital Opportunity Fund, Inc., Feb. 2013 to Feb. 2019. Director, Behringer Harvard Opportunity REIT I, Inc., July 2014 to Aug. 2018. Director, Behringer Harvard Opportunity REIT II, Inc., Feb. 2013 to Sept. 2017. Member of Board of Managers, Priority Senior Secured Income Management, LLC, Oct. 2012 to present. Executive Vice President of Priority Income Fund, Inc., July 2012 to Nov. 2019.	n/a	n/a
Destiny Poninski 32	Treasurer since Jan. 2021

Oakline Advisors, LLC, Vice President & Senior Controller, Feb. 2021 to present, Vice President & Controller, Dec. 2019 to Feb. 2021, Senior Accountant, Aug. 2014 to Dec. 2019.

Stratera Holdings, LLC (f.k.a. Behringer Harvard Holdings, LLC) (financial services holding company), Vice President & Senior Controller, Feb. 2021 to present, Vice President & Controller, Dec. 2019 to Feb. 2021, Senior Accountant, Aug. 2014 to Dec. 2019; Provasi Capital Partners, LP (broker dealer), Vice President & Senior Controller, Feb. 2021 to present, Vice President & Controller, Dec. 2019 to Feb. 2021, Senior Accountant, Aug. 2014 to Dec. 2019.

			n/a	n/a
6

Stanton P. Eigenbrodt 55	Secretary since July 2015	Executive Vice President, Chief Legal Officer and Secretary of Oakline Advisors, positions held since July 2015 and Chief Compliance Officer since Sept. 2019; Chief Legal Officer of Stratera Holdings, LLC and Secretary (financial services holding company) positions held since Sept. 2015; Executive Vice President and General Counsel (2011-2015); Senior Vice President and General Counsel (2006-2011). Similar positions held at subsidiaries of Stratera Holdings, LLC.	n/a	n/a
Emile R. Molineaux 59	Chief Compliance Officer and Anti-Money Laundering Officer since August 2011	Northern Lights Compliance Services, LLC (Secretary since 2003 and Senior Compliance Officer since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC (2003-2011).	n/a	n/a

*Officers are reappointed annually.

** The term "Fund Complex" refers to the Vertical Capital Income Fund.

Board Risk Oversight

The Board of Trustees is presently comprised of four Independent Trustees with a standing independent Audit Committee with a separate chair. The Audit Committee is composed of only Independent Trustees. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information. During the fiscal year ended September 30, 2020, the Board met seven times.

Board Committees

The Board has an Audit Committee that consists of three of the current Independent Trustees, each of whom is not an "interested person" of the Trust within the meaning of the Investment Company Act of 1940 ("1940 Act") and is independent pursuant to the NYSE listing standards. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's

7

independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls. The Audit Committee discussed the audited financial statements of the Fund with Fund management and recommended to the full Board the inclusion of the audited financial statements for the fiscal year ended September 30, 2020 in the Fund's annual report to shareholders for the same period. The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the fiscal year ended September 30, 2020, the Audit Committee held two meetings, which were attended by all members. A copy of the Audit Committee Charter is available on the Fund's website at www.vertical-incomefund.com.

The Board has a Nominating Committee formed in 2020 that consists of three Independent Trustees, each of whom is not an "interested person" of the Trust within the meaning of the 1940 Act and is independent pursuant to the NYSE listing standards. The Nominating Committee operates pursuant to a Nominating Committee Charter. The Nominating Committee is responsible for identifying, evaluating, and recommending qualified individuals as candidates for election or reelection to the Board. Nominees are evaluated based on the totality of their qualifications. Shareholders may nominate candidates if they provide the Fund's Secretary a (i) a brief description of the qualifications of the proposed nominee, (ii) contact information for the proposed nominee, (iii) a representation that the shareholder is not aware of disqualifying conduct of the proposed nominee pursuant to Section 9 of the 1940 Act, and (iv) a representation that the proposed nominee is willing to complete a questionnaire and provide other information that the Committee may request. Non-shareholders are expected to follow a substantially similar process. During the fiscal year ended September 30, 2020, the Nominating Committee held one meeting.

The Board has a Special Committee formed in 2020 that consists of three Independent Trustees, each of whom is not an "interested person" of the Trust within the meaning of the 1940 Act and is independent pursuant to the NYSE listing standards. The Special Committee operates pursuant to a Special Committee Charter. The Special Committee is responsible for reviewing and analyzing recommendations from shareholders, other investment funds, or other parties regarding Fund operations, and strategic alternatives. (collectively referred to as "Alternatives") and making recommendations to the Board on the disposition of the Alternatives. During the fiscal year ended September 30, 2020, the Special Committee held two meetings.

OPERATION OF THE FUND

The Fund is a closed-end fund organized as a Delaware statutory trust on April 8, 2011. The Fund's principal executive office is located at c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, and its telephone number is 1-866-277-8243. The Board supervises the business activities of the Fund. Like other funds, the Fund retains various organizations to perform specialized services. The Fund currently retains Oakline Advisors, LLC, located at 14675 Dallas Parkway, Suite 600, Dallas, TX 75254, as the Fund's investment adviser under an investment advisory agreement. Gemini Fund Services, LLC, with principal offices located at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 provides the Fund with accounting, and administrative services. American Stock Transfer & Trust Company, LLC, with a principal office at 6201 15th Avenue, Brooklyn, NY 11219 provides the Fund with transfer agent, registrar and dividend payment and reinvestment services.

8

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted "for" the proposal, and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Fund revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were 10,380,002.924 shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on any proposal. Each shareholder is entitled to one vote per share held, and fractional votes for fractional shares held (if any), on any matter submitted to a vote at the Meeting. There are no dissenters' rights of appraisal in connection with any shareholder vote to be taken at the Meeting.

Approval of the Trustee election proposal requires the affirmative vote of a plurality of all votes at the Meeting. Under this plurality system, Trustee positions are filled by nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled. For the proposal, the holders of thirty-three and one-third percent (33-1/3%) of the outstanding shares of the Fund (including broker non-votes and abstentions) entitled to vote at the meeting (in person or by proxy) constitutes a quorum.

When a proxy is returned as an abstention or "broker non-vote" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares represented by the proxy will be treated as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a NYSE-member broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges (otherwise known as a "non-routine matter"), the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers each election proposal to be a routine matter, and therefore a broker may use its discretionary power to vote on the proposal.

If (a) a quorum is not present at the Meeting, then the Meeting may be adjourned from time to time (but no later than September 30, 2021) by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies may also adjourn the Meeting for any other reason in their discretion. Any adjourned meeting may be held, within a reasonable time after the date set for the original Meeting, without the necessity of further notice unless a new record date of the adjourned Meeting is fixed. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been

9

directed, in favor of such an adjournment and will vote those proxies required to be voted WITHHOLD for such proposal and against such adjournment. In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of withhold votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders. At any adjourned Meeting, the Fund may transact any business which might have been transacted at the original Meeting. The Fund encourages, but does not require, Trustees to attend the annual Meeting.

Security Ownership of Management AND Certain Beneficial Owners

There were no Trustees or officers of the Fund who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As a group, the Trustees and officers of the Fund owned less than 1% of the outstanding shares of the Fund as of the Record Date. Shareholders owning more than 25% of the shares of the Fund are considered to "control" the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

As of the Record Date, the Trustees, the Trustee Nominee, and officers owned the following.

Title of class	Name of beneficial owner	Amount and nature of beneficial ownership	Percent of class
shares of beneficial interest	Robert J. Boulware	11,195*	0.11%
shares of beneficial interest	Mark J. Schlafly	none	0%
shares of beneficial interest	T. Neil Bathon	none	0%
shares of beneficial interest	Jack L. Macdowell, Jr.	none	0%
shares of beneficial interest	Michael D. Cohen	7,119**	0.07%
shares of beneficial interest	Destiny Poninski	none	0%
shares of beneficial interest	Stanton Eigenbrodt	none	0%
shares of beneficial interest	Emile Molineaux	none	0%
*	Deemed to be a beneficial owner through sole voting and investment powers of Fund shares.
**	Deemed to be an indirect beneficial owner through shared voting and shared investment powers of Fund shares through his spouse's trust.

A principal shareholder is any person who owns (beneficially) more than 5% of the outstanding shares of a fund. The Fund is aware of shareholder groups that were the beneficial owner of more than 5% of the outstanding shares of the Fund prior to the Record Date. As of the dates indicated below, the name, address and percentage of ownership of each entity or person that beneficially owns more than 5% of the outstanding shares of the Fund were as follows:

10

Title of class	Name of beneficial owner	Amount and nature of beneficial ownership	Percent of class
shares of beneficial interest	Almitas Capital LLC 1460 4th Street, Suite 300 Santa Monica, CA 90401(1)	620,080(1)	5.97%
shares of beneficial interest	Saba Capital Management, L.P. 405 Lexington Ave., 58th Floor New York, NY 10174(2)	795,378(2)	7.66%
shares of beneficial interest	Bulldog Investors, LLC Park 80 West, 250 Pehle Avenue, Suite 708 Saddle Brook, NJ 07663(3)	1,014,420(3)	9.77%
shares of beneficial interest	Relative Value Partners Group, LLC 1033 Skokie Blvd., Suite 470 Northbrook, Ill 60062(4)	1,857,319(4)	17.89%

(1) As per February 17, 2021, Schedule 13G/A filing on EDGAR. Beneficial ownership described in filing is based on sole and shared voting and investment powers.

(2) As per February 12, 2021, Schedule 13G/A filing on EDGAR. Beneficial ownership described in filing is based on shared voting and investment powers of reporting persons: Saba Capital Management, L.P.; Saba Capital Management GP, LLC; and Boaz R. Weinstein.

(3) As per May 19, 2020, Schedule 13D/A filing on EDGAR. Beneficial ownership described in filing is based on sole and shared voting and investment powers of reporting persons: Bulldog Investors, LLC; Phillip Goldstein (individually and as a principal of Bulldog Investors, LLC); and Andrew Dakos (as a principal of Bulldog Investors, LLC).

(4) As per February 12, 2021, Schedule 13G filing on EDGAR. Beneficial ownership described in filing is based on sole voting and investment powers.

SHAREHOLDER PROPOSALS AND COMMUNICATION WITH THE BOARD

The Fund has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Fund's Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund's proxy materials must be received by the Fund within a reasonable time before the solicitation is made. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Any shareholder proposal should be sent to Stanton P. Eigenbrodt, Secretary, Vertical Capital Income Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Fund. Shareholders of the Fund who wish to communicate with Trustees (or to the Trustees who are not interested persons of the Fund, as a group) should send communications to the attention of Stanton P. Eigenbrodt, Secretary, Vertical Capital Income Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. All communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to all Trustees.

The NYSE rules require that the Fund hold annual meetings of shareholders to elect Trustees. Shareholder proposals to be presented at any future meeting of shareholders of the Fund must be received by the Fund in writing in a reasonable amount of time before the Fund solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for

11

that meeting in a manner consistent with the rules adopted under the Securities Exchange Act of 1934. Any proposals of shareholders intended to be presented at the Fund's Annual Meeting of Shareholders must be received at the Fund's principal executive office no later than March 28, 2022 for inclusion in the Fund's proxy statement and proxy card relating to the 2022 Annual Meeting of Shareholders and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934 and all other legal requirements. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Any proposals submitted after such date will not be included in the Fund's proxy statement and proxy card relating to the 2022 Annual Meeting of Shareholders. Proxies solicited by the Fund will confer discretionary voting authority with respect to these proposals if the proposals are not received by the Fund, in good order and complying with all applicable legal requirements by a reasonable time, and may confer discretionary voting authority with respect to proposals received before such date, in each case subject to SEC rules governing the exercise of this authority.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Fund has engaged Broadridge Financial Services, Inc. ("Broadridge"), a proxy solicitation firm, to assist in the vote tabulation and, if necessary, solicitation. The estimated fees anticipated to be paid to Broadridge for tabulation and, if needed, solicitation services are expected to be approximately $20,000. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by the Fund. In addition to solicitation by mail, the Fund will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and the Fund will reimburse them for their expenses. Certain officers of the Fund and the Adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any compensation.

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934 and Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund's Board and officers, the Adviser, certain persons affiliated with the Adviser, and persons who own beneficially, directly or indirectly, more than 10% of the Fund's outstanding interests (collectively, the "Section 16 reporting persons"), file initial reports of beneficial ownership and reports of changes in beneficial ownership of the Fund and the SEC. Section 16 reporting persons are required by SEC regulations to furnish to the Fund copies of all Section 16(a) forms they filed with respect to shares of the Fund.

Delinquent Section 16(a) Reports

Based solely on a review of copies of such reports of ownership, as of the Record Date, the Fund is not aware of any delinquent Form 3, 4, or 5 filings.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

The Board selected Grant Thornton LLP ("Grant Thornton"), located at 171 N. Clark Street, Chicago, Illinois 60601, to serve as the Fund's independent registered public accounting firm (auditor) for the fiscal year ending September 30, 2021. Grant Thornton provides audit services and review of certain documents to be filed with the SEC. A representative of Grant

12

Thornton is expected to attend the Meeting telephonically and therefore will be available to answer questions. The Audit Committee pre-approves all audit engagements of the Fund's independent registered public accounting firm. One hundred percent of the audit fees presented below were pre-approved. The Audit Committee pre-approves non-audit engagements of Fund's independent registered public accounting firm, subject to the following de minimis exception. Pre-approval for a service provided to the Fund other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Fund constitutes not more than 5 percent of the total amount of revenues paid by the Fund to the auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit. The Audit Committee also pre-approves any non-audit services proposed to be provided by the independent registered public accounting firm to (a) the Adviser and (b) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the auditor's engagement with the Adviser or any such control persons relates directly to the operations and financial reporting of the Fund. This pre-approval is also subject to a de minimis exception, except that the "total amount of revenues" calculation is based on the total amount of revenues paid to the auditor by the Fund and any other entity that has its services approved under this policy (i.e., the Adviser or any entity controlling, controlled by, or under common control with the Adviser).

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees
2019	$179,746	$0	$0	$0	$0
2020	$222,183	$0	$0	$0	$0

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Fund may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Fund at 1-866-277-8243, or write the Fund at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on August 27, 2021

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot are available at www.proxyvote.com.

13

BY ORDER OF THE BOARD OF TRUSTEES

Stanton P. Eigenbrodt, Secretary

Dated: July 26, 2021

If you have any questions before you vote, please call Fund's toll free phone number 1-866-277-8243 to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope, OR VOTE YOUR SHARES ONLINE AT THE WEBSITE LISTED.

14

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

A copy of the Proxy Statement is available at: www.proxyvote.com.

[D19921-P42614]

VERTICAL CAPITAL INCOME FUND

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 27, 2021

The undersigned, revoking previous proxies, if any, hereby appoints Stanton P. Eigenbrodt, Daniel Schriever, Jennifer Farrell, and Richard Malinowski each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Annual Meeting of Shareholders (the "Meeting") of the Vertical Capital Income Fund (the "Fund") to be held at 41 S. High St., 17th Floor, Columbus, Ohio 43215 on August 27, 2021 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE FUND AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING. However, if coronavirus related safety considerations remain at the time of the meeting, the meeting may be held electronically.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

15

VERTICAL CAPITAL INCOME FUND	SCAN TO VIEW MATERIALS & VOTE
C/O ULTIMUS FUND SOLUTIONS, LLC
80 ARKAY DRIVE, SUITE 110
HAUPPAUGE, NY 11788

To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

To Vote, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

[D19920-P42614] Keep this portion for your records

DETACH and return this portion only

The Board of Trustees recommends you vote FOR the following proposal:

	FOR	WITHHOLD
1. To re-elect T. Neil Bathon as a Trustee of the Fund.	□	□